Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes
Income Taxes

The Company is subject to taxation in the U.S. and the State of New Jersey. At December 31, 2014 and 2013, the Company had gross deferred tax assets calculated at an expected blended rate of 39.94% of approximately $9,669,000 and $7,662,000, respectively. As the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance of approximately $9,669,000 and $7,662,000 has been established at December 31, 2014 and 2013, respectively.

The significant components of the Company’s net deferred tax assets (liabilities) at December 31, 2014 and 2013 are as follows:

	December 31, 2014	December 31, 2013
Gross deferred tax assets:
Net operating loss carry-forwards	$7,761,239	$5,906,889
Stock based expenses	1,133,147	1,052,509
Tax credit carry-forwards	390,560	281,699
Capital loss carry-forwards & unrealized losses on investments	350,547	421,170
Long lived Assets	33,866	-
	9,669,359	7,662,267

Deferred tax asset valuation allowance	(9,669,359)	(7,662,267)
Net deferred tax asset	$-	$-

Income taxes computed using the federal statutory income tax rate differs from the Company’s effective tax rate primarily due to the following:

	December 31, 2014	December 31, 2013
Income taxes benefit (expense) at statutory rate	34.00%	34.00%
State income tax, net of federal benefit	(5.94)%	(5.94)%
Permanent differences
Meals & entertainment	(0. 1%	(0.05)%
Share-based compensation & Warrant adjustments	6.65)%	(4.53%
Change in valuation allowance	(34.61%	(23.48)%
	0%	0%

At December 31, 2014, the Company has gross net operating loss carry-forwards for federal income tax purposes of approximately $21,200,000 which expire in the years 2023 through 2034. The Company has gross state net operating loss carryforwards of approximately $10,900,000 which expire in the years 2031 and 2034.  The Company also has federal research and development carryforwards of approximately $391,000 which expire twenty years from the date of inception.  The net increase in the valuation allowance in the years ended December 31, 2014 and 2013 was approximately $2,000,000 and $1,800,000, respectively.

The Company is subject to the net operating loss utilization provisions of Section 382 of the Internal Revenue Code. Due to the reverse merger/recapitalization, the Company is restricted in the future use of net operating loss and tax credit carry-forwards generated by the Company before the effective date of the merger.   Other ownership changes may cause the net operating losses to further be limited.  Both of the separate loss years’ net operating losses will be subject to possible limitations concerning changes of control and other limitations under the Internal Revenue Code. The effect of an ownership change would be the imposition of an annual limitation on the use of NOL carryforwards attributable to periods before the change. The amount of the annual limitation depends upon the value of the Company immediately before the change, changes to the Company’s capital during a specified period prior to the change, and the federal published interest rate.

Topic 740 in the Accounting Standards Codification (ASC 740) prescribes recognition threshold and measurement attributes for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. At December 31, 2014, the Company had taken no uncertain tax positions that would require disclosure under ASC 740.